SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 1, 1997


                   NEUROMEDICAL SYSTEMS, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Delaware             0-26984            13-3526980
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction            No.)          Identification No.)
 of incorporation


   Two Executive Boulevard, Suite 306
            Suffern, New York                10901-4164
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (914) 368-3600


ITEM 5.
------
                   NEUROMEDICAL SYSTEMS, INC.
              FIRST QUARTER 1997 FINANCIAL RESULTS


     On April 30, 1997 Neuromedical Systems, Inc. ("NSI" or the
"Company") announced results for its first quarter ended March
31, 1997.

     Revenues for the first quarter were $1,651,000, an increase of 154% from $651,000 for the first quarter of 1996. Of such revenues, $1,607,000 represented per slide charges for the screening of Pap smears, and the balance of such revenues represented rental payments on PAPNET[REGISTERED TRADEMARK] Review Stations. The revenue increase over the first quarter of 1996 was due primarily to a significant increase in both unit volume and unit pricing.

     The Company reported a net loss for the first quarter of $9,725,000, or $.32 per share, compared to a net loss of $6,847,000 or $.24 per share for the first quarter of 1996. The increased net loss during the first quarter of 1997, compared to the first quarter of 1996, was due primarily to an increase in marketing and sales expenses in the United States and Australia and to an increase in the cost of sales, primarily associated with increased royalty expenses and the expansion of slide processing capacity in the United States in anticipation of increased future demand for PAPNET[REGISTERED TRADEMARK] testing. In addition, the Company's research and development and general and administrative expenses also increased, although at a slower rate than marketing and cost of sales expenses.

     During the first quarter the Company promoted certain of its sales personnel who were regionally successful in translating patient demand into slide revenue in an effort to replicate their success nationwide.

     During the first quarter, the Company trained a number of new laboratories, adding PAPNET[REGISTERED TRADEMARK] availability to several regions which were previously underserved. PAPNET[REGISTERED TRADEMARK] testing is now available by physician request through more than 230 local, regional, and national laboratories throughout the United States.

     In February, the Company announced that Medical Mutual of Ohio (formally Blue Cross Blue Shield of Northern Ohio), one of the largest health care insurers in the state of Ohio, will cover the cost of PAPNET[REGISTERED TRADEMARK] testing for its enrollees. Medical Mutual of Ohio also recommended to its clinicians and laboratories that all negative Pap smears covered by its benefit plans be examined using PAPNET[REGISTERED TRADEMARK] testing.

     The Company added to its management team during the quarter with the appointment of Dr. Howard M. Solomon, as Vice President of Medical Operations. Prior to joining NSI, Dr. Solomon was Vice President of Clinical Affairs of London International U.S. Holdings, Inc., a medical device manufacturer.

     NSI also continued to expand its international laboratory distribution. During the first quarter of 1997, the Company received smears for PAPNET[REGISTERED TRADEMARK] testing from 44 laboratories in Europe and South Africa and 11 laboratories in Australia. In Asia, the Company continued to expand its business in Hong Kong, Taiwan and mainland China. During the quarter, the Company received slide processing revenue from 42 laboratories and hospitals in these countries.

                      Safe Harbor Statement
                      ---------------------
     Except for the historical information contained herein, the matters discussed in this Form 8-K are forward-looking statements that involve risks and uncertainties. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially due to a variety of factors, including without limitation, uncertain demand and acceptance of new and existing products (including the PAPNET[REGISTERED TRADEMARK] Testing System), the Company's continuing negative operating cash flow, reliance on a single product, competition, dependence on key personnel, the impact on the Company of territorial license agreements, dependence on patents and proprietary technology, government regulation, limited marketing and sales history, the impact of third-party reimbursement decisions, the risk of litigation and other risks detailed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K for the year ended 1996 and Exhibit 99.1 filed therewith.

                  NEUROMEDICAL SYSTEMS, INC.
             CONSOLIDATED CONDENSED BALANCE SHEETS

                                 MARCH 31,      DECEMBER 31,
                               ------------- ------------------
                                   1997             1996
                               ------------- ------------------
                                (UNAUDITED)
ASSETS

Cash and marketable
securities                     $  72,021,000    $   83,391,000
Other current assets               3,365,000         3,185,000
Property, plant and
equipment, net                    17,102,000        16,388,000
Other assets                       1,191,000         1,240,000
                               -------------     -------------
     Total Assets              $  93,679,000    $  104,204,000
                               =============    ==============
LIABILITIES AND STOCKHOLDERS'
EQUITY

Current liabilities            $  10,043,000     $   9,510,000
Other liabilities                  9,725,000        11,166,000
Stockholders' equity              73,911,000        83,528,000
                               -------------    --------------
Total Liabilities and
Stockholders' Equity           $  93,679,000     $ 104,204,000
                               =============    ==============


                  NEUROMEDICAL SYSTEMS, INC.
       CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                         (UNAUDITED)

                                     THREE MONTHS ENDED
                                          MARCH 31,
                               -------------------------------
                                        1997             1996
                               -------------  ---------------
REVENUES                       $   1,651,000    $      651,000
                               -------------    --------------
COSTS AND EXPENSES

Cost of Sales                      2,593,000         1,691,000
Research and development           1,948,000         1,550,000
Marketing                          5,478,000         3,517,000
General and administrative         1,940,000         1,741,000
                               -------------    --------------

Total Costs and Expenses          11,959,000         8,499,000
                               -------------    --------------
Other income (expense), net          583,000         1,001,000
                               -------------    --------------

NET LOSS                       $ (9,725,000)    $  (6,847,000)
                               =============    ==============

NET LOSS PER SHARE             $      (0.32)    $       (0.24)
                               =============    ==============

WEIGHTED AVERAGE
     SHARES OUTSTANDING           30,825,000        28,808,000
                               =============    ==============

The filing of this Form 8-K by the Company is made pursuant to the Company's contractual obligations under Section 6A of the Underwriting Agreement (U.S. Version) among the Company and the underwriters of the Company's initial public offering of common stock, par value $.0001 per share, dated December 7, 1995, previously filed with the Commission as an Exhibit to the Company's Registration Statement on Form S-1, dated as of even date therewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Suffern, New York on this 1st of May, 1997.

                         NEUROMEDICAL SYSTEMS, INC.


                         By:  /s/ David Duncan, Jr.
                              ---------------------
                              David Duncan, Jr.
                              Vice President, Finance and
                              Administration and Chief Financial
                                Officer



                        EXHIBIT INDEX


Exhibit Number      Description of Document
--------------      -----------------------

1.3                 Form of Underwriting Agreement*

23.1                Consent of Ernst & Young LLP,
                    Independent Auditors**

27.1                Financial Data Schedule***

* Previously filed with the Commission in connection with the Company's Registration Statement on Form S-1, dated
December 7, 1995, Registration No 33-97722.

**   Previously filed with the Commission in connection with
the Company's Registration Statement Post-Effective Amendment No. 2 to Form S-1 on Form S-3, dated April 21, 1997, Registration No. 33-97722, and incorporated herein by reference with respect to information included herein from the audited financial statements of the Company for the year ended December 31, 1996.

***  Filed herewith.